SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement    [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement         Commission Only (as permitted
[ ] Definitive Additional Materials    by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                  KAHALA CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]  Fee paid previously with preliminary materials.

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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
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
                                  KAHALA CORP.


                                 NOTICE OF 2002

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT

                                  KAHALA CORP.

November 1, 2002

Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Kahala Corp. (formerly known as Sports Group International, Inc.) on December 10, 2002 at 4:00 p.m., at Kahala Corp.'s corporate headquarters, located at 7730 E. Greenway Road, Suite 104, Scottsdale, Arizona 85260. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

                                        Sincerely,

                                        /s/ Kevin Blackwell

                                        Kevin Blackwell
                                        Chairman of the Board & C.E.O.

                                  KAHALA CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To our Shareholders:

     The Annual Meeting of Stockholders of Kahala Corp. (the "Company") will be held at the Company's corporate headquarters, 7730 E. Greenway Road, Suite 104, Scottsdale, Arizona 85260 on December 10, 2002, at 4:00 p.m. local time, for the following purposes:

     1. To approve an amendment to the Company's Articles of Incorporation to divide the Board of Directors of the Company into two classes;

     2. To elect six directors of the Company, five directors in one class and one director in the second class, to serve for the ensuing year;

     3. To approve and ratify the selection of Epstein, Weber & Conover, P.L.C. as independent auditors for the Company for the 2002 fiscal year;

     4. To approve an Amendment to the Company's Articles of Incorporation to authorize 500,000 shares of an additional series of the Company's Preferred Stock; and

     5. To transact any other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on November 15, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Shares of common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                       By Order of The Board of Directors,

                       /s/ David Guarino

                       David Guarino
                       Secretary
                       Scottsdale, Arizona
                       November 1, 2002

                                  KAHALA CORP.

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kahala Corp. (formerly known as Sports Group International, Inc.) (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted FOR the amendment to the Company's Articles of Incorporation to divide the Board of Directors into two classes, FOR the nominees named below by class in the election of Directors, FOR the ratification of Epstein, Weber & Conover, P.L.C. as the Company's independent public accountants for the 2002 fiscal year, and FOR the amendment to the Company's Articles of Incorporation to authorize 500,000 shares of an additional series of Preferred Stock. The address of the Company's principal executive offices is 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260. This Proxy Statement, proxy card, and the Company's 2001 Annual Report on Form 10-KSB are being mailed on or about November 18, 2002 to the shareholders of record as of the close of business on November 15, 2002 (the "Record Date").

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     Returning your Proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company knows of no reason why any of the nominees for the Board of Directors named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with the best judgments of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons, in their judgment, consider to be in the best interests of the Company.

                           COST OF PROXY SOLICITATION

     The Company will bear the cost of the solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding common stock and preferred stock of the Company. Proxies will be solicited my mail, and may also be solicited personally by directors, officers, or regular employees of the Company, who will not be compensated for their services.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections, and the results of all ballots cast will be announced at the Annual Meeting.

     As of the Record Date, there were 22,317,875 shares of the Company's common stock issued and outstanding ("Common Stock"), 575,000 shares of Series A Preferred Stock issued and outstanding ("Series A Preferred"), 650,000 shares of Series B Preferred Stock issued and outstanding ("Series B Preferred"), and 160,000 shares of Series C Preferred Stock issued and outstanding ("Series C Preferred"). Shareholders of the Common Stock are entitled to one vote for each share of Common Stock held as of the Record Date. Shareholders of the Series A Preferred, Series B Preferred, and Series C Preferred are entitled to 12, 12, and 10 votes, respectively, for each preferred share held as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide to each stockholder as of the Record Date a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                               PROPOSAL NUMBER ONE
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                    TO DIVIDE BOARD OF DIRECTORS INTO CLASSES

     Currently, the Company's Board of Directors is comprised of six members, each with equal classification and voting rights on matters before the full Board. The Board of Directors has approved an amendment to the Company's Articles of Incorporation that would divide the Board of Directors into two separate classes, Class 1 Directors and Class 2 Directors.

     Of the Company's total number of directors, not less than one and nor more than two shall be designated Class 2 Directors, with all other directors being designated Class 1 Directors. Class 1 Directors shall have one (1) vote on matters before the Board, with the Class 2 Director having two (2) votes on matters before the Board. Both classes of directors shall continue to be elected by the Company's shareholders and will continue to serve one (1) year terms. The purpose of this Amendment to divide the Board into classes with differing voting powers is to allow individual director nominees of current and future significant shareholders of the Company to have greater voting power on the Company's Board of Directors.

     Appendix "A" attached to this Proxy Statement sets forth the proposed amendment to the Company's Articles of Incorporation to divide the Board into two classes, with one class having greater voting rights.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO DIVIDE THE BOARD INTO TWO CLASSES, WITH ONE CLASS HAVING GREATER VOTING RIGHTS.

                               PROPOSAL NUMBER TWO
                              ELECTION OF DIRECTORS

     Subject to the adoption by the Company's shareholders of the amendment to the Company's Articles of Incorporation contained in Proposal Number One above, the Board of Directors has set the number of directors at six, and six directors have been nominated for election to the Board, with five directors designated Class 1 Directors and one director designated a Class 2 Director. The six Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified.

     If the amendment contained in Proposal Number One above is adopted by the Company's shareholders, each of the Class 1 directors elected shall have one vote and the sole Class 2 director elected shall have two votes on matters set before the Board for vote. If the amendment contained in Proposal Number One above is not adopted by the Company's shareholders, each of the directors elected will not be separately classified and each will have one vote on matters before the Board.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series B Preferred, and Series C Preferred present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. Stockholders may not cumulate their votes in the election of directors. Each Nominee has consented to serve. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL SIX OF THE DIRECTOR NOMINEES IN THE CLASSIFICATIONS SET FORTH BELOW.

     Kevin Blackwell and David Guarino, who collectively have voting power over approximately 30.0% of the issued and outstanding shares of the Company's common and preferred stock as of the Record Date, have indicated that they will vote their shares for the election of all Director nominees in the classifications set forth below.

                       DIRECTOR           DIRECTOR
NOMINEE NAME            CLASS      AGE     SINCE      POSITIONS AND OFFICES HELD
------------           --------    ---    --------    --------------------------
Kevin Blackwell         Class 1     47       1999     Chairman, CEO & Director
Robert Corliss          Class 1     49       1999     Director
David Guarino           Class 1     38       1999     Vice President & Director
Alexandria Phillips     Class 2     53       2001     Director
Don Plato               Class 1     47       1999     Director
Haresh Shah             Class 1     44       2000     Director

BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS OF THE COMPANY

     Biographical Information about each nominee for director is given below:

     KEVIN BLACKWELL has been Chairman, CEO and a Director of the Company since March 15, 1999. Prior to March 1999, Mr. Blackwell was President and Director of Surf City Squeeze, Inc. ("Surf City Squeeze"), now a wholly owned subsidiary of the Company, for more than five years. Mr. Blackwell, and his wife Kathryn, founded the Surf City Squeeze juice bar concept in 1981. Mr. Blackwell also serves on the Company's Compensation Committee. Mr. Blackwell attended Eastern Washington University, where his studies emphasized mathematics and business law.

     ROBERT CORLISS has been President and CEO of Athlete's Foot Group, Inc. from August 1998 to the present. Prior to August 1998, he was President and CEO of Infinity Sports, and prior to that, he was President and CEO of Herman's Sporting Goods, Inc. Mr. Corliss also serves on the Company's Audit and Compensation Committees.

     DAVID GUARINO is currently Vice-President-Chief Financial Officer and a director of the Company. From March 15, 1999 to October 12, 1999, Mr. Guarino was a consultant to the Company. From April 1997 to March 1999, and again from December 1995 to July 1996, Mr. Guarino served as Vice-President-Chief Financial Officer of Surf City Squeeze. Mr. Guarino was also a director of Surf City Squeeze from January 1998 to March 1999, and from December 1995 to July 1996. Prior to his employment with Surf City Squeeze, Mr. Guarino served as Senior Vice-President - Principal Financial Officer of TLC Beatrice International Holdings, Inc. Mr. Guarino graduated from the University of Denver in 1985 with a Masters and a Bachelors of Science degree in accounting.

     ALEXANDRIA PHILLIPS is and has been a financial advisor and consultant to Mr. Robert Petersen and his related companies for the past five years. Mr. Robert Petersen, through a living trust, is the Company's largest single shareholder. Ms. Phillips also holds a Certified Public Accountant's license in the state of California.

     DON PLATO has been Chairman of Builder's National, Inc., a commercial and residential general contractor, for more than five years. Mr. Plato and his wife founded Builders National in 1993. Mr. Plato was also a member of Surf City Squeeze's Official Committee of Unsecured Creditors ("Unsecured Committee") from January 1997 to November 1997. Since November 1997, Mr. Plato has been a member of Surf City Squeeze's Creditors' Representative Committee, which is the successor to the Unsecured Creditor's Committee. Mr. Plato also serves on the Company's Audit and Compensation Committees.

     HARESH SHAH is and has been an entrepreneur and private investor for the past five years. Mr. Shah has vast holdings, including ownership of franchised motels, franchised retail food outlets, convenience stores, commercial real estate and apartment complexes throughout the midwestern United States and select foreign countries. Mr. Shah is also President of Rilwala Foods, Inc., an area developer of certain of the Company's franchise concepts in the midwest, and President of Rilwala Group, Inc., a significant shareholder in the Company and master developer of certain of the Company's franchise concepts throughout the world.

     There are no family relationships among the directors and director nominees for the Company. Mr. Blackwell and Mr. Guarino were each officers of Surf City Squeeze, Inc., which filed for Chapter 11 bankruptcy on January 13, 1997. Surf City Squeeze, Inc. is currently operating under its Plan of Reorganization approved by the applicable bankruptcy court.

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

     During 2001, the Board of Directors held two (2) formal meetings, and acted by unanimous written consent and through teleconference meetings three times during the fiscal year ending December 31, 2001. The Board of Directors was comprised of six members for its first formal meeting until December 12, 2001, when the Board of Directors was expanded to seven members at the Company's Annual Meeting of Shareholders. The second formal meeting of the Company's Board of Directors during 2001 took place immediately after the 2001 Annual Meeting of Shareholders on December 12, 2001. For the first meeting, all six of then Board's members were in attendance, constituting a quorum. For the second meeting held on December 12, 2001, all seven of the Board's members were in attendance, constituting a quorum. During 2001, the Compensation Committee held one (1) meeting, at which all three members were present. The Audit Committee also held one (1) meeting during fiscal year 2001, at which both members were present. In addition to regularly scheduled meetings, all of the Directors were involved in numerous informal discussions with management, offering advice, guidance, and suggestions on a broad range of corporate matters.

     The independent members of the Company's Board of Directors (directors who are not employees or 10% shareholders of the Company) automatically receive, as compensation for their services, a one-time grant of a nonqualified stock option to purchase 10,000 shares of the Company's Common Stock at a price equal to 85% of the Common Stock's fair market value on the date the option is granted. This option grant is made upon the independent director's election to the Board of Directors. Upon their election to the Company's Board of Directors in October, 1999, Mr. Corliss and Mr. Plato were each granted a nonqualified option to purchase 10,000 shares of the Company's Common Stock at $0.16 per share (calculated as 85% of the Company's Common Stock market price on the date of grant). Upon Mr. Shah's election to the Company's Board of Directors on December 28, 2000, he was granted a nonqualified option to purchase 10,000 shares of the Company's Common Stock at $0.13 per share (calculated as 85% of the Company's Common Stock market price on the date of grant). Upon Ms. Phillip's election to the Company's Board of Directors on December 12, 2001, she was granted a nonqualified option to purchase 10,000 shares of the Company's Common Stock at $0.07 per share (calculated as 85% of the Company's Common Stock market price on the date of grant). The independent directors are also paid all reasonable travel expenses to attend the Company's Board meetings, wherever held. Otherwise, directors of the Company receive no additional compensation for their services, including participation on committees and special assignments.

AUDIT COMMITTEE AND COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors for all of 2001 was composed of Mr. Kevin Blackwell, Mr. Robert Corliss, and Mr. Don Plato. The Compensation Committee's duties include administering grants under the Company's 1999 Stock Option Plan, reviewing all aspects of compensation of executive officers of the Company, and making recommendations on such matters to the full Board of Director. The Compensation Committee met once during 2001 to approve the following items: (i) the Company's grant of stock options to Kevin Blackwell, David Guarino, and Michael Reagan, the Company's Chairman & CEO, Vice President & CFO, and Vice President & General Counsel, respectively; and (ii) to amend the employment agreements of Mssrs. Blackwell and Guarino for the sole purpose of increasing their annual salaries to $186,000 and $160,000 per annum, respectively, both increases effective July 1, 2001.

     The Audit Committee is responsible for reviewing the accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations and for selecting and meeting with the Company's independent public accountants. In this function, the Audit Committee makes recommendations to the Board of Directors concerning the selection of independent public accountants, reviews the Company's financial reports, earnings records, reports filed with the Securities and Exchange Commission and consolidated financial statements, the Company's internal controls, and considers such other matters in relation to the external and internal audit and the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting.

     The Audit Committee of the Board of Directors for 2001 was composed of Mr. Robert Corliss and Mr. Don Plato. The Audit Committee met once during the year ended December 31, 2001, and also informally communicated with the Company's independent auditors throughout the year. The Audit Committee operates under a written Audit Committee Charter adopted by the Company's Board of Directors on December 9, 1999.

     The members of the Audit Committee are independent in that they are not officers or employees of the Company. The members do not have relationships which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director serving on this committee.

     In performing its duties, the Audit Committee, as required by applicable Securities & Exchange Commission Rules, issues a report recommending to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB, and certain other matters, including the independence of the Company's outside public accountants. The REPORT OF THE AUDIT COMMITTEE is set forth below.

     The REPORT OF THE AUDIT COMMITTEE shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                                    REPORT OF
                               THE AUDIT COMMITTEE
                                 OF KAHALA CORP.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements, (2) the independence of the Company's external auditors, and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically both formally and informally to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors.

     For the fiscal year ending December 31, 2001, Robert Corliss and Don Plato comprised the Audit Committee.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For the fiscal year ending December 31, 2001, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with Epstein, Weber & Conover, P.L.C., the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Reviewed and discussed the written disclosures and the letter from the Company's independent auditors the matters relating to the auditor's independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

Robert Corliss, Member               April 24, 2002

Don Plato, Member                    April 24, 2002

                 CERTAIN RELATIONSHIPS AND REALTED TRANSACTIONS

     During the second quarter of 2000, the Company purchased the Rollerz concept and related assets from a corporation owned and controlled by the Company's President and CEO, Kevin Blackwell and his wife, Kathryn Blackwell (the "Blackwells"), for $100,000 in cash and a $200,000 promissory note (the "Rollerz Transaction"). The Rollerz Transaction was unanimously approved by the independent directors of the Company's Board of Directors. From the Rollerz Transaction, the Company obtained sole ownership of the Rollerz brand name and concept, recipes and related intangible assets, and the assets and related operational rights to the sole Rollerz outlet at such time located in an office building in downtown Phoenix, Arizona. The $200,000 promissory note payable to the Blackwells (the "Rollerz Note") has a three year maturity, bears interest at 8% per annum, and provides for monthly payments of principal and interest. As of December 31, 2001, the outstanding principal balance of the Rollerz Note is $119,883.

     On January 10, 2000, the Company obtained a $1,000,000 credit facility comprised of a $800,000 term note and a $200,000 revolving line of credit from Wells Fargo, N.A. which bears interest at the Fed Funds Rate, plus 0.42%. The term note portion is payable on January 31, 2003, and the revolving line of credit portion is due and payable on March 1, 2003. The $1,000,000 credit facility is personally guaranteed by the R.E.& M. Petersen Living Trust (the "Petersen Trust"), which is also a major shareholder of the Company. In April, 2001, the credit facility was modified to increase the amount of the revolving line of credit portion of the facility from $200,000 to $500,000. The Company initially compensated the Petersen Trust for its guaranty of the $1,000,000 credit facility by reducing the exercise price of the Petersen Trust's warrant to purchase 1,000,000 shares of the Company's Common Stock from $2.00 to $0.40 per share. As additional consideration for the Petersen Trust's guaranty and actions that allowed the $200,000 revolving line of credit to be increased from $200,000 to $500,000 in April, 2001, the Company reduced that exercise price of the same warrant for 1,000,000 shares held by the Petersen Trust from $0.40 per share to $0.20 per share. The Company could not have obtained the $1,000,000 credit facility or the above-referenced increase in the revolving line of credit during 2001 without the Petersen Trust's guaranty. The entire credit facility, including the newly expanded $500,000 line of credit, was also guaranteed by Mr. Kevin Blackwell and Mr. Davis Guarino, each of whom is an officer, director, and major shareholder of the Company. Mr. Blackwell and Mr. Guarino received no additional compensation for their guarantees. Management believes that the compensation paid for the Petersen Trust guaranties was on terms as favorable to the Company as could have been obtained with respect to a comparable transaction from an unrelated third party.

     On February 22, 1999, the Petersen Trust loaned a subsidiary of the Company (the "Subsidiary") $332,500 pursuant to a promissory note (the "Petersen Note"). The note bears interest at 10% per annum, matured March 1, 2001, and provided for monthly principal and interest payments. The Petersen Note was paid off in full during the first half of 2001. Messrs. Blackwell and Guarino personally guaranteed the Subsidiary's obligations under the Petersen Note, but received no additional compensation for their guarantees. The Company's management believes the terms of the Petersen Note were as favorable or more favorable to the Company as those terms the Company could have obtained for a loan of the same size and maturity from an unrelated third party through arm's length negotiation.

     Mr. Plato, an independent director of the Company, is a shareholder of a corporation that is an unsecured creditor in Surf City Squeeze, Inc.'s Chapter 11 Bankruptcy and subsequent Plan of Reorganization. Surf City Squeeze, Inc. is an indirect subsidiary of the Company. Mr. Plato's corporation has an unsecured claim of approximately $109,000, and is currently receiving payments from the unsecured creditors distribution account pursuant to the terms of the Plan of Reorganization. Additionally, Builders National, Inc., the company Mr. Plato is a shareholder in, performed certain general contracting services for the Company during 2000 and 2001 relating to the design and build out of certain company-owned locations of the Company's four concepts. The Company contracted for $356,347 and $43,497 of work with Builders National, Inc. during 2000 and 2001, respectively, of which $78,794 and $46,494 was outstanding as of December 31, 2000 and December 31, 2001, respectively. The Company's management believes that the quality and pricing of Builders National, Inc.'s design and general contracting services performed for the Company in 2000 and 2001 is as favorable or more favorable to the Company as the quality and pricing the Company could have obtained from an unrelated third party general contractor through arm's length negotiation.

     Ms. Phillips, an independent director of the Company, also serves as a co-manager of R 1 Franchise Systems, L.L.C., a wholly-owned subsidiary of the Company. The other manager of R 1 Franchise Systems, L.L.C. is Kahala Corp. In her capacity as a co-manager, Ms. Phillips, along with Kahala Corp., has the authority, power, and discretion to make decisions and take all reasonable actions deemed necessary to accomplish the business and objectives of R 1 Franchise Systems, L.L.C.

     Harry Shah, an independent director of the Company, is a significant shareholder and controlling principal in both Rilwala Foods, Inc. and Rilwala Group, Inc. Rilwala Foods, Inc. is an Area Representative of the Company for the states of Illinois, Michigan, and Wisconsin, and contracted with the Company during 2001 to receive a portion of the Company' royalties collected from its franchised locations within the state of Illinois. Rilwala Group, Inc. owns 100% of the Company's issued and outstanding Series C Preferred Stock. Rilwala Group, Inc. is also the Master Developer of four of the Company's five retail food concepts throughout the world under a Master Development Agreement with the Company. The only concept not included under the Master Development Agreement is Ranch * 1. Mr. Shah's wife is a shareholder in R.B. Texas Collections, Inc., an entity who contracted with the Company during 2001 to receive a portion of the Company's royalties collected from its franchised locations within the state of Texas (the "Texas Royalty Financing"). As part of the Texas Royalty Financing, Mr. Shah and another shareholder of both Rilwala Group, Inc. and Rilwala Foods, Inc. each received a $50,000 commission from the Company for assisting with the consummation of the Texas Royalty Financing. Mr. Shah or companies he controls, through both direct and indirect relationships, also owns portions of an entity that is the Area Representative of the Company for the state of Texas and ownership interests in three franchised Frullati Cafe & Bakery locations in the Chicago, Illinois area. Mr. Shah is the brother-in-law of one of the four principals in the entity that is an Area Representative of the Company for the states of New Jersey, Pennsylvania, and Delaware.

       COMPLIANCE WITH SECT. 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers (including a person performing a policy-making function) and persons who own more than 10% of a registered class of our equity securities ("10% Holders") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities. Directors, officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Based solely upon such reports and except as detailed below, we believe that during the fiscal year ending December 31, 2001, all of the Company's directors, advisors, officers and 10% Holders complied with all filing requirements under Section 16(a) of the Exchange Act.

     On May 23, 2002, Alexandria Phillips and Haresh Shah each filed a Form 3 required as a result of their election to the Company's Board of Directors on December 12, 2001 and December 28, 2000, respectively. Also on May 23, 2002, Nicole Rayborn and John Brunn each filed a Form 3 required as a result of their respective appointments to Vice Presidents of the Company in December, 2001. On May 23, 2002, Robert Petersen, Kevin Blackwell, David Guarino, Michael Reagan, and Robert Corliss each filed a Form 5 to update their ownership in the Company as of December 31, 2001.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of October 31, 2002, the number and percentage of outstanding shares of Company's Common Stock, assuming the Company's Series A, B, and C Preferred Stock are converted to Common Stock at their respective conversion ratios, beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and each named executive officer of the Company, and by all directors and executive officers of the Company as a group. The percentage of beneficial ownership is based on 40,844,875 common stock equivalents outstanding on October 31, 2002, including, for each person or group, any securities that person or group has a right to acquire within sixty (60) days thereof, pursuant to options, warrants, conversions, privileges or other rights. Unless otherwise indicated, the following persons or groups have sole voting and investment power with respect to the number of shares set forth opposite their names:

                                                AMOUNT AND
                                           NATURE OF BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP           CLASS
------------------------------------            ---------           -----

R.E.& M. Petersen Living Trust (1),(2)         16,574,700           40.58%
6420 Wilshire Blvd., 20th Floor
Los Angeles, CA  90048

Weider Health & Fitness Corp. (4)               2,262,462            5.54%
21100 Erwin Street
Woodland Hills, CA  91367

Kevin Blackwell (3),(4)                         6,274,336           15.36%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

David Guarino (4),(5)                           6,433,345           15.75%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

Robert Corliss (4),(6)                            297,738             0.7%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

Harry Shah/Rilwala Group, Inc. (7),(8)          2,647,594            6.48%
6677 N. Lincoln Avenue
Lincolnwood, IL  60712

John Brunn (9)                                    115,000             0.2%
7730 E. Greenway Road, Suite 104
Scottsdale, Arizona 85260

----------
(1) Mr. Robert E. Petersen, and his wife, Margaret M. Petersen, are the beneficiaries of the R.E.M. Petersen Living Trust, (the "Petersen Trust").
(2) The Petersen Trust owns 650,000 shares of Series B Preferred Stock that is convertible into the Company's Common Stock at the ratio of 12 common shares for each share of Series B Preferred Stock. The Petersen Trust also holds an immediately exercisable warrant to purchase 1,000,000 common shares of the Company at the price of $0.20 per share (the "Petersen Warrant") at any time prior to May 20, 2007. The Petersen Trust's beneficial ownership shown here assumes its Series B Preferred Stock is converted into Common Stock and that the Petersen Warrant is fully exercised.
(3) Includes 366,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(4) There are 575,000 shares of Series A Preferred Stock that are convertible into the Company's Common Stock at the ratio of 12 common shares for each share of Series A Preferred Stock. The Series A Preferred Stock is owned as follows: Mr. Blackwell (225,000 shares), Mr. Guarino (237,500 shares), Weider Health & Fitness Corporation (100,000 shares) and Mr.Corliss (12,500 shares). The beneficial ownership reported above assumes the Series A Preferred Stock is converted into the Company's Common Stock.
(5) Includes 366,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(6) Includes 10,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(7) Rilwala Group, Inc. owns 160,000 shares of Series C Preferred Stock that is convertible into the Company's Common Stock at the ratio of 10 common shares for each share of the Series C Preferred Stock. Mr. Shah is a significant shareholder and the controlling principal of Rilwala Group, Inc. Based upon the control Mr. Shah exercises over Rilwala Group, Inc., Mr. Shah's beneficial ownership shown here includes all shares held by Rilwala Group, Inc. and assumes Rilwala Group, Inc.'s Series C Preferred Stock is converted into Common Stock.
(8) Includes 12,300 shares held by Mr. Shah's wife and 10,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(9) Includes 100,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.

                                                AMOUNT AND
                                           NATURE OF BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP           CLASS
------------------------------------            ---------           -----

Alexandria Phillips (10)                           30,000              --
2041 E. Rosecrans Avenue, Ste 363
El Segundo, CA  90245

Don Plato (11)                                     10,000              --
c/o Builders National, Inc.
6934 East 5th Avenue
Scottsdale, AZ  85251

Nicole Rayborn (12)                                70,000              --
7730 E. Greenway Road, Suite 104
Scottsdale, Arizona 85260

Michael Reagan (13)                               270,000             0.6%
7730 E. Greenway Road, Suite 104
Scottsdale, Arizona 85260

All Named Executive Officers and
 Directors As a Group
 (nine persons total)                          16,148,013            39.53%

----------
(10) Includes 10,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(11) Includes 10,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(12) Includes 70,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.
(13) Includes 270,000 shares subject to stock options currently exercisable or exercisable within 60 days of October 31, 2002.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company during 1999, 2000, and 2001 by the Company's President and Chief Executive Officer, and other executive officers who earned more than $100,000 during 2000 and 2001. Please note that Mr. Kevin Blackwell, the Company's President and Chief Executive Officer, is the Company's only "named executive officer" within the meaning of Regulation S-B, Item 402(a)(2), Instruction (1) during the year ending December 31, 1999.

                                                                                               Securities
                                                                  Other         Restricted     Underlying      LTIP      All Other
Name and Principle                                                Annual      Stock Award(s)   Option/SARs    Payouts   Compensation
    Position                   Year      Salary ($)    Bonus   Compensation        ($)             (#)          ($)          ($)
    --------                   ----      ----------    -----   ------------   --------------   -----------    -------   ------------
Kevin Blackwell              12/31/99     100,000        0          0               0            300,000         0              0
President and CEO            12/31/00     137,500        0          0               0                  0         0         11,107
                             12/31/01     190,917        0          0               0            200,000         0         11,107

David Guarino                12/31/00     125,000        0          0               0                  0         0         11,107
Vice-President and CFO       12/31/01     110,417        0          0               0            200,000         0         11,107

John Brunn                   12/31/00     100,000        0          0               0                  0         0              0
Vice-President - Distrib.    12/31/01     100,000        0          0               0                  0         0              0

Nicole Rayborn -             12/31/01     112,750        0          0               0                  0         0              0
VP-Franchising

     Other than Mr. Blackwell, no other employee of the Company received more than $100,000 in annual compensation during fiscal year 1999.

          OPTION GRANTS TO NAMED EXECUTIVE OFFICERS IN 2001 FISCAL YEAR

     The following table sets forth stock options granted to Named Executive Officers and other key employees of the Company during 2001:

                          Number of
                         Securities       Percent of total
                         Underlying     options/SARs granted     Exercise of
                        Options/ SARs     to employees in        base price      Expiration
Name/Position             granted(#)        fiscal 2000            ($/Sh)           date
-------------             ----------        -----------            ------           ----
Kevin Blackwell            200,000               30%            See (1) Below     05/30/06
Chairman & CEO

David Guarino
Vice President & CFO       200,000               30%            See (2) Below     05/30/06

Michael Reagan             270,000               40%            See (3) Below     05/30/11
Vice-President &
General Counsel

     (1) The following summarizes the exercise prices and vesting of the stock options issued to Mr. Blackwell during 2001: (i) 100,000 options have an exercise price of $0.25 per share and vest as follows: (a) one-third vest on the first anniversary of the grant date if Mr. Blackwell is still employed by the Company on that date; (b) one-third vest on the second anniversary of the grant date if Mr. Blackwell is still employed by the Company on that date; and (c) one-third vest on the third anniversary of the grant date if Mr. Blackwell is still employed by the Company on that date; and (ii) 100,000 options have an exercise price of $0.50 per share and vest as follows: (a) one-third vest on the first anniversary of the grant date if Mr. Blackwell is still employed by the Company on that date; (b) one-third vest on the second anniversary of the grant date if Mr. Blackwell is still employed by the Company on that date; and (c) one-third vest on the third anniversary of the grant date if Mr. Blackwell is still employed by the Company on that date.

     (2) The following summarizes the exercise prices and vesting of the stock options issued to Mr. Guarino during 2001: (i) 100,000 options have an exercise price of $0.25 per share and vest as follows: (a) one-third vest on the first anniversary of the grant date if Mr. Guarino is still employed by the Company on that date; (b) one-third vest on the second anniversary of the grant date if Mr. Guarino is still employed by the Company on that date; and (c) one-third vest on the third anniversary of the grant date if Mr. Guarino is still employed by the Company on that date; and (ii) 100,000 options have an exercise price of $0.50 per share and vest as follows: (a) one-third vest on the first anniversary of the grant date if Mr. Guarino is still employed by the Company on that date; (b) one-third vest on the second anniversary of the grant date if Mr. Guarino is still employed by the Company on that date; and (c) one-third vest on the third anniversary of the grant date if Mr. Guarino is still employed by the Company on that date.

     (3) The following summarizes the exercise prices and vesting of the stock options issued to Mr. Reagan during 2001: (i) 90,000 options have an exercise price of $0.25 per share and vest on the first anniversary of the grant date if Mr. Reagan is still employed by the Company on that date; (ii) 90,000 options have an exercise price of $0.50 per share and vest on the second anniversary of the grant date if Mr. Reagan is still employed by the Company on that date; and
(iii) 90,000 options have an exercise price of $0.75 per share and vest on the third anniversary of the grant date if Mr. Reagan is still employed by the Company on that date.

     Vested options terminate if not exercised ten years after grant (or five years in the case of an optionee who controls more than 10% of the total combined voting power of all classes of stock of the Company) or 90 days after an employee leaves the Company.

              AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                    # Shares
                   Acquired on      Value      Number of Unexercised Securities    Value of Unexercised In-The-Money
                    Exercise      Realized     Underlying Options at 12/31/01             Options at 12/31/01
Name                   (#)           ($)          Exercisable/Unexercisable          Exercisable/Unexercisable (4)
----               -----------    --------     --------------------------------    ---------------------------------
Kevin Blackwell         0             0               200,000/300,000                             0/0
John Brunn              0             0                 66,666/33,333                             0/0
David Guarino           0             0               200,000/300,000                             0/0
Nicole Rayborn          0             0                 46,667/23,333                             0/0
Michael Reagan          0             0                90,000/450,000                             0/0

     (4) The dollar values are calculated by determining the difference between $0.10 per share, the fair market value of the Company's Common Stock at December 31, 2001, and the exercise price of the respective options.

EMPLOYMENT CONTRACTS

     The Company currently has employment agreements in effect with two of its Named Executive Officers. The Company is a party to a three-year employment contract, beginning October 1, 1999, with Mr. Kevin Blackwell for his services as President and CEO of the Company and Mr. David Guarino for his services as Vice-President-Chief Financial Officer of the Company. Both of these employment agreements have been approved and ratified by both of the independent directors of the Board of Director's Compensation Committee.

     The Blackwell Contract and Guarino Contract both originally provided for an annual base salary of $150,000, an automobile allowance set by the Company's Board of Directors, and other fringe benefits that are also made available to other employees of the Company. Both the Blackwell Contract and the Guarino Contract were amended effective July 1, 2001 by the independent members of the Compensation Committee of the Company's Board of Directors at a meeting held on May 30, 2001. The Blackwell Contract was amended to increase Mr. Blackwell's annual base salary from $150,000 to $186,000 effective July 1, 2001 until the end of the three year term of the Blackwell Contract on September 30, 2002. The Guarino Contract was amended to increase Mr. Guarino's annual base salary from $150,000 to $160,000 also effective July 1, 2001 until the end of the three year term of the Guarino Contract on September 30, 2002. There were no other changes to either the contracts during 2001. The Blackwell Contract and Guarino Contract also both provide for two years of severance pay upon termination of the employment agreements for any reason other than "for cause," as defined in the employment agreements, in exchange for restrictive covenants regarding the confidentiality of the Company's Proprietary Information and the return of such information to the Company upon termination.

     Except as detailed above, the Company has no additional employment agreements, severance agreements, or change in control agreements with its Named Executive Officers.

                              PROPOSAL NUMBER THREE
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Weber & Company, P.C., independent public accountants ("Weber") was the principal accounting firm used by the Company during the fiscal year ended December 31, 2001. Weber has served as the Company's independent public accountant since 1998. Subsequent to the year ended December 31, 2001, Weber & Company, P.C. changed its name to Epstein, Weber & Conover, P.L.C. ("Epstein Weber"). The Board of Directors has appointed Epstein Weber as the principal independent accounting firm to be used by the Company during the current 2002 fiscal year. A representative of Epstein Weber is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE BOARD OF DIRECTOR'S APPOINTMENT OF EPSTEIN, WEBER & CONOVER, P.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2002.

FISCAL YEAR 2001 AUDIT FEE SUMMARY

     During fiscal year 2001, Weber & Company, P.C. (nka Epstein, Weber & Conover, P.L.C.) provided services in the following categories to the Company and was paid the following amounts:

Audit of the Company's financial statements for the year ended
  December 31, 2001, and quarterly reviews in accordance with
  SAS No. 71                                                            $ 37,670
Audits of financial statements of individual franchising companies $ 4,855 Miscellaneous consultations for matters such as prospective
  acquisitions                                                          $  4,825
                                                                        --------
                  Total Fees                                            $ 47,350
                                                                        ========

                              PROPOSAL NUMBER FOUR
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
       TO AUTHORIZE 500,000 SHARES OF SERIES D CONVERIBLE PREFERRED STOCK

     The Board of Directors has approved and recommends to the shareholders that they approve an amendment to the Company's Articles of Incorporation to authorize 500,000 shares of a new Series D of convertible preferred stock in the Company (the "Series D Preferred Stock"). The Board of Directors believes that the availability of additional authorized but unissued shares of preferred stock will provide the Company with the ability to raise additional equity capital and/or make additional acquisitions through the use of its preferred stock.

     The following summarizes the significant rights and features of the 500,000 shares of proposed Series D Preferred Stock:

     The dividend rate for the Series D Preferred Stock shall be ten percent (10%) per annum of the $10.00 par value for each share. Dividends on the Series D Preferred Stock are to be paid only in the Company's Common Stock. Such dividends on the Series D Preferred Stock shall be payable quarterly, and are cumulative from the date of issuance. No dividends may be paid or set apart for payment on any shares junior to the Series D Preferred Stock unless and until all accrued and unpaid dividends on the Series D Preferred Stock have been declared and paid.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, an amount per share of $10.00, plus an amount equal to the unpaid cumulative dividends, without interest, before any payment shall be made to the holders of any Common Stock or stock of the Company ranking junior to the Series D Preferred Stock. For purposes of liquidation, Series D Preferred Stock ranks junior to the Company's Series A, B, and C Preferred Stock.

     The holders of Series D Preferred Stock shall have the right, at their option except as detailed below, to convert their shares into Common Stock at any time after the date of issue, in the ratio of one share of Series D Preferred Stock to 10 shares of Common Stock. A minimum of 1,000 shares of Series D Preferred Stock must be converted; there are no maximum limitations. In the event any of the Company's Series A Preferred Stock is converted to Common Stock, the holders of the Series D Preferred Stock shall be required to immediately convert all of their Series D Preferred Stock holdings to Common Stock.

     Holders of the Series D Preferred Stock shall have a general right to vote and are entitled to notice of the meetings of shareholders of the Company, and to participate in such meetings. Shareholders of Series D Preferred Stock are entitled to 10 votes for each share of Series D Preferred Stock held. In addition to these general voting rights, holders of Series D Preferred Stock have special voting rights. If any shares of the Series D Preferred Stock are outstanding, the Company may not (i) without the affirmative vote of at least one-half of the votes entitled to be cast by all shares of the Series D Preferred Stock at the time outstanding, amend or change any terms of the Series D Preferred Stock in Article IV of the Company's Amended and Restated Articles of Incorporation or other provisions of the Amended and Restated Articles of Incorporation generally applicable to the Series D Preferred Stock, so as to affect materially and adversely any such terms; (ii) without the affirmative vote of at least one-half of the votes entitled to be cast by shares of the Series D Preferred Stock at the time outstanding, (a) increase the authorized number of shares of Series D Preferred Stock in excess of 500,000; (b) authorize shares of any other class of stock ranking on a parity with or superior to shares of Series D Preferred Stock as to dividends or assets; or (c) change the conversion features of the Series D Preferred Stock.

     Appendix "B" attached to this Proxy Statement sets forth the proposed amendment to the Company's Articles of Incorporation to authorize this 500,000 shares of Series D Preferred Stock.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE 500,000 SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK IN THE COMPANY.

                              SHAREHOLDER PROPOSALS

     The Board of Directors will consider proposals from shareholders for items to be presented as the Company's 2002 Annual Meeting of Stockholders. To be considered, the proposal(s) must be received by the Company by no later than January 15, 2003. Shareholder proposals should be mailed via certified mail, return receipt requested, and addressed to David Guarino, Secretary, Kahala Corp., 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260.

     The Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered for the 2002 Annual Meeting of Shareholders, stockholders must provide the Company's current Board of Directors with the name of the nominee being proposed, together with a resume of the proposed nominee setting forth the nominee's qualifications to serve as a Director of the Company, on or before January 15, 2003. Shareholder nominees for the Board of Directors should be mailed via certified mail, return receipt requested, and addressed to David Guarino, Secretary, Kahala Corp., 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                                        KAHALA CORP.

                                        BY: /s/ Kevin Blackwell
                                            ----------------------------------
                                            Kevin Blackwell
                                            Chairman, Chief Executive Officer,
                                            and Director

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KAHALA ANNUAL MEETING TO BE HELD ON 12/10/02
FOR HOLDERS OF RECORD AS OF 11/15/02

CUSIP: 482833

THE UNDERSIGNED HEREBY APPOINTS KEVIN BLACKWELL AND DAVID GUARINO AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENT OF KAHALA CORP. HELD BY THE UNDERSIGNED ON NOVEMBER 15, 2002, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2002 AT 4:00 P.M. AT THE KAHALA CORP.'S CORPORATE HEADQUARTERS, LOCATED AT 7730 E. GREENWAY ROAD, SUITE NO. 104, SCOTTSDALE, ARIZONA 85260 OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

                                             DIRECTORS
PROPOSAL(S)                                  RECOMMEND   FOR   AGAINST   ABSTAIN
-----------                                  ---------   ---   -------   -------
1.   TO APPROVE AN AMENDMENT TO THE             FOR      [ ]     [ ]       [ ]
     COMPANY'S ARTICLES OF INCORPORATION
     TO DIVIDE THE BOARD OF DIRECTORS OF
     THE COMPANY INTO TWO CLASSES

DIRECTORS                                    DIRECTORS
---------                                    ---------
2.   DIRECTORS RECOMMEND: A VOTE FOR         (MARK X FOR ONLY ONE BOX - IF
     ELECTION OF THE FOLLOWING               NOT SPECIFIED, WILL BE VOTED
     DIRECTORS:                              FOR ALL NOMINEES)
     01: Kevin Blackwell
     02: Robert Corliss                      [ ] FOR ALL NOMINEES
     03: David Guarino
     04: Alexandria Phillips                 [ ] WITHHOLD ALL NOMINEES
     05: Don Plato
     06: Haresh Shah                         [ ] WITHHOLD AUTHORITY TO VOTE FOR
                                                 ANY INDIVIDUAL NOMINEE. WRITE
                                                 NUMBER(S) OF NOMINEE(S) BELOW.
                                                 USE NUMBER ONLY.
                                             ___________________________________

                                            DIRECTORS
PROPOSAL(S)                                 RECOMMEND    FOR   AGAINST   ABSTAIN
-----------                                 ---------    ---   -------   -------
3.   TO APPROVE AND RATIFY THE SELECTION       FOR       [ ]     [ ]       [ ]
     OF EPSTEIN, WEBER & CONOVER, P.L.C.
     AS INDEPENDENT AUDITORS FOR THE
     COMPANY FOR THE FISCAL 2002 YEAR
4.   TO APPROVE AN AMENDMENT TO THE            FOR       [ ]     [ ]       [ ]
     COMPANY'S ARTICLE OF INCORPORATION
     TO AUTHORIZE 500,000 SHARES OF AN
     ADDITIONAL SERIES OF THE COMPANY'S
     PREFERRED STOCK
5.   TO TRANSACT ANY OTHER BUSINESS AS         FOR       [ ]     [ ]       [ ]
     MAY PROPERLY COME BEFORE THE ANNUAL
     MEETING.

________________________________________                 _______________________
SIGNATURE(S)                                             DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                   EXHIBIT "A"

                                AMENDMENT TO THE
                    ARTICLES OF INCORPORATION OF KAHALA CORP.

     Article 6 of the Articles of Incorporation of the Corporation is amended by the addition of the following paragraph after the initial first and only paragraph:

"Of the total number of directors, not less than one and not more than two shall be designated as Class 2 Directors, with all other remaining directors being designated as Class 1 Directors. Class 1 Directors shall have one (1) vote each on matters before the Board of Directors of the Corporation, and Class 2 Directors shall have two (2) votes each on matters before the Board of Directors of the Corporation."

                                   EXHIBIT "B"

                                AMENDMENT TO THE
                    ARTICLES OF INCORPORATION OF KAHALA CORP.

     Article 4 of the Articles of Incorporation of the Corporation is amended by the addition of the following paragraphs:

D.   SERIES D PREFERRED STOCK.

     1. DESIGNATION AND INITIAL NUMBER. The Class of shares of Preferred Stock hereby classified shall be designated as "Series D Preferred Stock." The initial number of authorized shares of the Series D Preferred Stock shall be 500,000.

     2. DIVIDENDS. The dividend rate for the Series D Preferred Stock shall be ten percent (10%) per annum of the face value of $10.00 per share, and no more. Dividends on the Series D Preferred Stock shall be payable only in shares of the Corporation's common stock on a quarterly basis each calendar year. Dividends on shares of Series D Preferred Stock shall commence and accrue and shall be cumulative from the date in which the Series D Preferred Stock is issued. No dividends shall be paid or set apart for payment on any shares ranking junior to the Series D Preferred Stock unless and until all accrued and unpaid dividends on the Series D Preferred Stock shall have been declared and paid or a sum sufficient for payment thereof set apart.

     3. LIQUIDATION OR DISSOLUTION. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, an amount per share equal to Ten Dollars ($10.00) per share (plus an amount equal to unpaid cumulative dividends) without interest and no more, before any payment shall be made to the holders of any common stock or stock of the Corporation ranking junior to Series D Stock. For purposes of this provision, the Series D Preferred Stock shall rank junior to the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock.

     4. SINKING FUND. The shares of Series D Preferred Stock may, at the discretion of the Board of Directors, be subject to the operation of a purchase, retirement or sinking fund.

     5. CONVERSION PRIVILEGE. Subject to the mandatory conversion provisions of
Section 5.5 below, the holders of shares of Series D Preferred Stock shall have the right at their option to convert their shares into common stock at any time after the date of issue, on and subject to the following terms and conditions:

          5.1 One share of Series D Preferred Stock may be converted into 10 shares of Common Stock at any time. A minimum of 1000 shares of Series D Preferred Stock must be converted with no maximum.

          5.2 No fraction of shares of stock of any class of the Corporation at any time authorized shall be issuable upon any conversion of the Series D Stock. In lieu of any such fraction of a share, the person entitled to an interest in respect to such fraction shall be entitled to an additional share to round up the fraction to the next whole share.

          5.3 Any conversion of Series D Preferred Stock shall be made by the surrender to the Corporation, at the office of any Transfer Agent for the Series D Preferred Stock and at such other office or offices as the Board of Directors may designate, of the certificate or certificates representing the share or shares of Series D Preferred Stock to be converted, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation, together with a written request for conversion). All shares which may be issued upon conversion of shares of the Series D Preferred Stock shall upon issue be fully paid and non-assessable by the Corporation and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Corporation shall not however, be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that of the holder of the shares of the Series D Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such share unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          5.4 All shares of Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease except only the right to the holders thereof to receive Common Stock in exchange therefor. No payment or adjustment shall be made upon any conversion on account of any dividends accrued on the shares of the Series D Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon such conversion.

          5.5 In the event all or any portion of the Series A Preferred Stock is converted to Common Stock, the holders of Series D Preferred Stock shall be required to immediately convert all of their Series D Preferred Stock to Common Stock.

     6. ADJUSTMENTS TO CONVERSION RATIO. The ratio for the conversion of Series D Preferred Stock into Common Stock (the "Conversion Ratio") shall be subject to adjustment from time to time as follows:

          6.1 In the event the Corporation should at any time or from time to time after the issuance of the Series D Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Conversion Ratio shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of each share of the Series D Preferred Stock shall be increased in proportion to such increase of outstanding shares.

          6.2 If the number of shares of Common Stock outstanding at any time after the issuance of the Series D Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Ratio shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of each share of such Series D Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

          6.3 OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, or assets (excluding cash dividends), then, in each such case for the purpose of this subsection 6.3, the holder of Series D Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series D Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

          6.4 RECAPITALIZATION. If, at any time or from time to time there shall be a recapitalization of the Common Stock (other then a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section
6), provisions shall be made so that the holders of Series D Preferred Stock shall thereafter be entitled to receive upon conversion of their Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of Series B Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Series D Preferred Stock Conversion Price then in effect and the number of shares purchasable upon conversion of Series D Preferred Stock) shall be applicable after the event as nearly equivalent as may be practicable.

          6.5 NO IMPAIRMENT. The Corporation will not by amendment of its Certificate of the Corporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment

          6.6 NO FRACTIONAL SHARES AND CERTIFICATES AS TO ADJUSTMENTS.

               (i) No fractional shares shall be issued upon conversion of the Series D Preferred Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share.

               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment (B) the Conversion Ratio at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series D Preferred Stock.

              (iii) If any adjustment in the number of shares of Common Stock into which each share of Series D Preferred Stock may be converted required pursuant to this Section 6 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of Series D Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of Series D Preferred Stock is then convertible. All calculations under this paragraph (iii) shall be made to the nearest one-hundredth of a share.

          6.7 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series D Preferred Stock, at least 20 days prior to the date specified therein, notice for specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          6.8 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series D Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          6.9 NOTICES. Any notice required by the provisions of this Section 6 to be given to the holders of shares of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

          6.10 MERGER, CONSOLIDATION. If at any time there is a merger or consolidation of the Corporation with or into another Corporation or other entity or person, or any other corporate reorganization, in which the Corporation shall not be the continuing or surviving entity of such merger, consolidation or reorganization, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series D Preferred Stock shall be entitled to receive (on a per share basis), prior to any distribution to holders of Common Stock, the number of shares of stock or other securities or property to be issued to the Corporation or its stockholders resulting from such reorganization, merger, consolidation or sale in an amount per share equal to the applicable Liquidation Price for the Series D Preferred Stock plus a further amount equal to any dividends declared but unpaid on such shares.

     7. VOTING RIGHTS. Holders of shares of Series D Preferred Stock shall have a general right to vote and shall be entitled to notice of the meetings of the stockholders of the Corporation, and to participate in such meetings. At general meetings of the stockholders, Holders of Series D Preferred Stock shall be entitled to ten (10) votes for each share of Series D Stock. Holders of shares of Series D Preferred Stock shall be permitted to special voting rights set forth in the following sub- paragraph 7.1 below.

          7.1 So long as any shares of the Series D Preferred Stock are outstanding, the Corporation shall not (a) without the affirmative vote of at least one-half of the votes entitled to be cast by all shares of the Series D Preferred Stock at the time outstanding amend or change any terms of the Series D Preferred Stock in Article IV of the Articles of Incorporation of the Corporation or other provisions of the Articles of Incorporation generally applicable to the Series D Stock, so as to affect materially and adversely any such terms, (b) without the affirmative vote of at least one-half of the vote entitled to be cast by shares of the Series D Preferred Stock at the time outstanding, (i) increase the authorized number of shares of Series D Preferred Stock in excess of 500,000; (ii) authorize shares of any other class of stock ranking on a parity with or superior to shares of Series D Preferred Stock as to dividends or assets; or (iii) change the conversion features of the Series D Preferred Stock.

     8. GENERAL PROVISIONS. In addition to the above provisions with respect to the Series D Stock, such Series D Preferred Stock shall be subject to and be entitled to the benefits of, the provisions set forth in the Corporation's Articles of Incorporation with respect to the Preferred Stock generally.